STEPSTONE GROUP REPORTS FOURTH QUARTER AND FISCAL YEAR 2023 RESULTS
NEW YORK, May 24, 2023 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the fourth quarter and full fiscal year ended March 31, 2023. The Board of Directors of the Company has declared a quarterly cash dividend of $0.20 per share of Class A common stock, and a supplemental dividend of $0.25 per share of Class A common stock, both payable on June 30, 2023, to the holders of record as of the close of business on June 15, 2023.
StepStone issued a full detailed presentation of its fourth quarter and full fiscal year ended March 31, 2023 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com or by clicking here.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Wednesday, May 24, 2023 at 5:00 pm ET to discuss the Company’s results for the fourth quarter and full fiscal year ended March 31, 2023. The conference call will also be made available on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com/. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register.
The conference call can be accessed by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (international).
A replay of the call will also be available approximately two hours after the live event through June 7, 2023. To access the replay, dial 1-844-512-2921 (United States) or 1-412-317-6671 (international). The replay PIN is 13737647. The replay can also be accessed on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory, data and administrative services to its clients. As of March 31, 2023, StepStone was responsible for approximately $621 billion of total capital, including $138 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-

looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 31, 2022, and in our annual report on Form 10-K to be filed with the SEC for the fiscal year ended March 31, 2023, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, fee-related earnings and fee-related earnings margin. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Year Ended March 31,		Percentage Change
(in thousands, except share and per share amounts and where noted)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023	vs. FQ4'22	vs. FY'22
Financial Highlights
GAAP Results
Management and advisory fees, net	$112,229	$116,732	$119,121	$128,753	$132,573	$380,257	$497,179	18%	31%
Total revenues	364,690	(77,218)	(158,495)	(4,235)	172,374	1,365,525	(67,574)	(53)%	na
Net income (loss)	103,607	(21,471)	(67,065)	(13,555)	56,816	484,281	(45,275)	(45)%	na
Net income (loss) per share of Class A common stock:
Basic	$0.69	$(0.18)	$(0.48)	$(0.11)	$0.46	$3.89	$(0.30)	(33)%	na
Diluted	$0.69	$(0.18)	$(0.48)	$(0.11)	$0.46	$3.84	$(0.30)	(33)%	na
Weighted-average shares of Class A common stock – Basic	60,792,227	61,144,139	61,407,834	62,192,899	62,805,788	49,833,760	61,884,671
Weighted-average shares of Class A common stock – Diluted	64,238,991	61,144,139	61,407,834	62,192,899	65,831,409	53,600,250	61,884,671
Quarterly dividend per share of Class A common stock(1)	$0.15	$0.20	$0.20	$0.20	$0.20	$0.44	$0.80	33%	82%
Supplemental dividend per share of Class A common stock(1)	$—	$—	$—	$—	$—	$—	$—	na	na
Accrued carried interest allocations	$1,480,515	$1,366,314	$1,189,323	$1,126,386	$1,227,173			(17)%

Non-GAAP Results(2)
Management and advisory fees, net(3)	$112,229	$116,732	$119,121	$128,753	$132,720	$380,257	$497,326	18%	31%
Adjusted revenues	145,109	190,339	150,638	148,053	152,940	594,006	641,970	5%	8%
Fee-related earnings (“FRE”)	35,882	36,617	39,044	42,701	37,796	122,242	156,158	5%	28%
Fee-related earnings margin(4)	32%	31%	33%	33%	28%	32%	31%
Gross realized performance fees	32,880	73,607	31,517	19,300	20,220	213,749	144,644	(39)%	(32)%
Adjusted net income (“ANI”)	43,714	47,134	37,261	31,153	27,115	172,943	142,663	(38)%	(18)%
Adjusted weighted-average shares	114,663,599	114,466,962	114,606,326	114,651,163	114,765,635	107,191,661	114,618,105
ANI per share	$0.38	$0.41	$0.33	$0.27	$0.24	$1.61	$1.24	(37)%	(23)%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(5)	$134.5	$136.5	$135.0	$134.0	$138.4			3%
Assets under advisement (“AUA”)(5)	435.9	451.9	466.7	468.0	482.2			11%
Fee-earning AUM (“FEAUM”)	75.2	78.6	80.1	83.0	85.4			14%
Undeployed fee-earning capital (“UFEC”)	17.0	17.1	16.5	14.0	15.7			(8)%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)Adjusted revenues, fee-related earnings, fee-related earnings margin, adjusted net income, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(3)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(4)Fee-related earnings margin is calculated by dividing fee-related earnings by management and advisory fees, net.
(5)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to 100 days, or 114 days at the fiscal year-end, following the prior period end. When NAV data is not available 100 days, or 114 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	As of March 31,
	2023	2022
Assets
Cash and cash equivalents	$102,565	$116,386
Restricted cash	955	1,063
Fees and accounts receivable	44,450	34,141
Due from affiliates	54,322	19,369
Investments:
Investments in funds	115,187	107,045
Accrued carried interest allocations	1,227,173	1,480,515
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	770,652	1,334,581
Deferred income tax assets	44,358	27,866
Lease right-of-use assets, net	101,130	61,065
Other assets and receivables	44,060	27,426
Intangibles, net	354,645	398,126
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	25,997	—
Investments, at fair value	30,595	—
Other assets	772	—
Total assets	$3,497,403	$4,188,125
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$89,396	$80,541
Accrued compensation and benefits	66,614	46,397
Accrued carried interest-related compensation	644,517	763,557
Legacy Greenspring accrued carried interest-related compensation(1)	617,994	1,140,101
Due to affiliates	205,424	199,355
Lease liabilities	121,224	70,965
Debt obligations	98,351	62,879
Liabilities of Consolidated Funds:
Other liabilities	566	—
Total liabilities	1,844,086	2,363,795
Redeemable non-controlling interests in Consolidated Funds	24,530	—
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 62,834,791 and 61,141,306 issued and outstanding as of March 31, 2023 and 2022, respectively	63	61
Class B common stock, $0.001 par value, 125,000,000 authorized; 46,420,141 and 47,149,673 issued and outstanding as of March 31, 2023 and 2022, respectively	46	48
Additional paid-in capital	610,567	587,243
Retained earnings	160,430	229,615
Accumulated other comprehensive income	461	658
Total StepStone Group Inc. stockholders’ equity	771,567	817,625
Non-controlling interests in subsidiaries	36,380	32,063
Non-controlling interests in legacy Greenspring entities(1)	152,658	194,480
Non-controlling interests in the Partnership	668,182	780,162
Total stockholders’ equity	1,628,787	1,824,330
Total liabilities and stockholders’ equity	$3,497,403	$4,188,125
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Consolidated Statements of Income (Loss)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,		Year Ended March 31,
	2023	2022	2023	2022
Revenues
Management and advisory fees, net	$132,573	$112,229	$497,179	$380,257
Performance fees:
Incentive fees	1,318	5,588	9,663	11,593
Carried interest allocations:
Realized	18,693	31,665	131,089	200,718
Unrealized	100,753	133,062	(253,342)	585,851
Total carried interest allocations	119,446	164,727	(122,253)	786,569
Legacy Greenspring carried interest allocations(1)	(80,963)	82,146	(452,163)	187,106
Total revenues	172,374	364,690	(67,574)	1,365,525
Expenses
Compensation and benefits:
Cash-based compensation	69,990	59,265	252,180	197,482
Equity-based compensation	9,335	3,633	24,940	13,996
Performance fee-related compensation:
Realized	12,755	5,086	79,846	91,208
Unrealized	53,515	84,757	(119,039)	312,903
Total performance fee-related compensation	66,270	89,843	(39,193)	404,111
Legacy Greenspring performance fee-related compensation(1)	(80,963)	82,146	(452,163)	187,106
Total compensation and benefits	64,632	234,887	(214,236)	802,695
General, administrative and other	35,612	38,419	147,159	110,468
Total expenses	100,244	273,306	(67,077)	913,163
Other income (expense)
Investment income (loss)	2,964	5,319	(2,509)	26,160
Legacy Greenspring investment income (loss)(1)	(11,148)	14,696	(44,075)	32,586
Investment income of Consolidated Funds	4,420	—	9,315	—
Interest income	853	8	1,921	337
Interest expense	(1,674)	(476)	(4,189)	(1,113)
Other income (loss)	(40)	4,911	(1,420)	2,249
Total other income (expense)	(4,625)	24,458	(40,957)	60,219
Income (loss) before income tax	67,505	115,842	(41,454)	512,581
Income tax expense	10,689	12,235	3,821	28,300
Net income (loss)	56,816	103,607	(45,275)	484,281
Less: Net income attributable to non-controlling interests in subsidiaries	9,358	7,871	35,194	26,608
Less: Net income (loss) attributable to non-controlling interests in legacy Greenspring entities(1)	(11,148)	14,696	(44,075)	32,586
Less: Net income (loss) attributable to non-controlling interests in the Partnership	28,420	39,225	(19,772)	231,202
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	1,385	—	1,776	—
Net income (loss) attributable to StepStone Group Inc.	$28,801	$41,815	$(18,398)	$193,885
Net income (loss) per share of Class A common stock:
Basic	$0.46	$0.69	$(0.30)	$3.89
Diluted	$0.46	$0.69	$(0.30)	$3.84
Weighted-average shares of Class A common stock:
Basic	62,805,788	60,792,227	61,884,671	49,833,760
Diluted	65,831,409	64,238,991	61,884,671	53,600,250
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Management and Advisory Fees, Net
The following table presents the components of adjusted management and advisory fees, net.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Focused commingled funds(1)	$49,552	$52,742	$51,553	$60,680	$62,093	$148,725	$227,068
Separately managed accounts	47,181	50,460	52,179	53,515	54,033	174,318	210,187
Advisory and other services	14,860	12,984	13,788	13,926	15,546	55,523	56,244
Fund reimbursement revenues(1)	636	546	1,601	632	1,048	1,691	3,827
Management and advisory fees, net	$112,229	$116,732	$119,121	$128,753	$132,720	$380,257	$497,326
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise net management and advisory fees, incentive fees (including the deferred portion) and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Total revenues	$364,690	$(77,218)	$(158,495)	$(4,235)	$172,374	$1,365,525	$(67,574)
Unrealized carried interest allocations	(133,062)	113,950	176,778	63,367	(100,753)	(585,851)	253,342
Deferred incentive fees	(4,373)	—	3,683	—	209	1,438	3,892
Legacy Greenspring carried interest allocations	(82,146)	153,607	128,672	88,921	80,963	(187,106)	452,163
Management and advisory fee revenues for the Consolidated Funds(1)	—	—	—	—	147	—	147
Adjusted revenues	$145,109	$190,339	$150,638	$148,053	$152,940	$594,006	$641,970
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.

The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating ANI and FRE.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
GAAP management and advisory fees, net	$112,229	$116,732	$119,121	$128,753	$132,573	$380,257	$497,179
Management and advisory fee revenues for the Consolidated Funds(1)	—	—	—	—	147	—	147
Management and advisory fees, net	$112,229	$116,732	$119,121	$128,753	$132,720	$380,257	$497,326

GAAP cash-based compensation	$59,265	$60,061	$59,501	$62,628	$69,990	$197,482	$252,180
Adjustments(2)	(2,306)	(691)	(740)	(520)	(653)	(2,413)	(2,604)
Adjusted cash-based compensation	$56,959	$59,370	$58,761	$62,108	$69,337	$195,069	$249,576

GAAP equity-based compensation	$3,633	$3,714	$3,783	$8,108	$9,335	$13,996	$24,940
Adjustments(3)	(3,212)	(3,071)	(3,125)	(7,444)	(8,274)	(13,174)	(21,914)
Adjusted equity-based compensation	$421	$643	$658	$664	$1,061	$822	$3,026

GAAP general, administrative and other	$38,419	$34,232	$33,733	$43,582	$35,612	$110,468	$147,159
Adjustments(4)	(19,452)	(14,130)	(13,075)	(20,302)	(11,086)	(48,344)	(58,593)
Adjusted general, administrative and other	$18,967	$20,102	$20,658	$23,280	$24,526	$62,124	$88,566

GAAP interest income	$8	$11	$356	$701	$853	$337	$1,921
Interest income earned by the Consolidated Funds(5)	—	—	—	—	(195)	—	(195)
Non-GAAP interest income	$8	$11	$356	$701	$658	$337	$1,726

GAAP other income (loss)	$4,911	$(1,104)	$(634)	$358	$(40)	$2,249	$(1,420)
Adjustments(6)	(4,951)	—	—	—	86	(3,560)	86
Adjusted other income (loss)	$(40)	$(1,104)	$(634)	$358	$46	$(1,311)	$(1,334)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the removal of severance and compensation paid to certain employees as part of an acquisition earn-out.
(3)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction.
(4)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs and other non-core operating income and expenses.
(5)Reflects the removal of interest income earned by the Consolidated Funds.
(6)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss) and the removal of the impact of consolidation of the Consolidated Funds.

Adjusted Net Income
Adjusted net income, or “ANI”, is a non-GAAP performance measure that we present on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise net management and advisory fees, incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income, (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction, (d) amortization of intangibles and (e) certain other items that we believe are not indicative of our core operating performance, including charges associated with acquisitions and corporate transactions, contract terminations and employee severance. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income as none of the economics are attributable to us. ANI is income before taxes fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE”, is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises net adjusted management and advisory fees, less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction, (c) amortization of intangibles, and (d) certain other items that we believe are not indicative of our core operating performance, including charges associated with acquisitions and corporate transactions, contract terminations and employee severance. FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
Fee-Related Earnings Margin
Fee-related earnings margin is a non-GAAP performance measure which is calculated by dividing fee-related earnings by management and advisory fees, net. We believe fee-related earnings margin is an important measure of profitability on revenues that are largely recurring by nature. We believe fee-related earnings margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of fee-related earnings to fee-related earnings margin.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Fee-related earnings	$35,882	$36,617	$39,044	$42,701	$37,796	$122,242	$156,158
Management and advisory fees, net	112,229	116,732	119,121	128,753	132,720	380,257	497,326
Fee-related earnings margin	32%	31%	33%	33%	28%	32%	31%

Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and incentive fees, including the deferred portion and excluding legacy Greenspring entities. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Net Realized Performance Fees
Net realized performance fees represents gross realized performance fees, less realized performance fee-related compensation and excluding legacy Greenspring entities. We believe net realized performance fees is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of realized performance fees to gross and net realized performance fees.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Realized carried interest allocations(1)	$31,665	$73,607	$22,469	$16,320	$18,693	$200,718	$131,089
Incentive fees	5,588	—	5,365	2,980	1,318	11,593	9,663
Deferred incentive fees	(4,373)	—	3,683	—	209	1,438	3,892
Gross realized performance fees	32,880	73,607	31,517	19,300	20,220	213,749	144,644
Realized performance fee-related compensation(1)	(5,086)	(41,735)	(13,630)	(11,726)	(12,755)	(91,208)	(79,846)
Net realized performance fees	$27,794	$31,872	$17,887	$7,574	$7,465	$122,541	$64,798
_______________________________
(1)Excludes legacy Greenspring entities.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Income (loss) before income tax	$115,842	(20,185)	$(74,487)	$(14,287)	$67,505	$512,581	$(41,454)
Net income attributable to non-controlling interests in subsidiaries(1)	(8,759)	(8,116)	(9,985)	(10,802)	(10,151)	(28,100)	(39,054)
Net (income) loss attributable to non-controlling interests in legacy Greenspring entities	(14,696)	8,604	15,357	8,966	11,148	(32,586)	44,075
Unrealized carried interest allocations	(133,062)	113,950	176,778	63,367	(100,753)	(585,851)	253,342
Unrealized performance fee-related compensation	84,757	(54,553)	(86,126)	(31,875)	53,515	312,903	(119,039)
Unrealized investment (income) loss	(3,488)	3,070	5,795	1,354	(2,207)	(17,661)	8,012
Impact of Consolidated Funds	—	—	—	(4,895)	(4,002)	—	(8,897)
Deferred incentive fees	(4,373)	—	3,683	—	209	1,438	3,892
Equity-based compensation(2)	3,212	3,071	3,125	7,444	8,274	13,174	21,914
Amortization of intangibles	11,049	10,871	10,870	10,870	10,870	24,497	43,481
Tax Receivable Agreements adjustments through earnings	(4,951)	—	—	—	(244)	(3,560)	(244)
Non-core items(3)	10,709	3,950	2,945	9,952	733	26,260	17,580
Pre-tax adjusted net income	56,240	60,662	47,955	40,094	34,897	223,095	183,608
Income taxes(4)	(12,526)	(13,528)	(10,694)	(8,941)	(7,782)	(50,152)	(40,945)
Adjusted net income	43,714	47,134	37,261	31,153	27,115	172,943	142,663
Income taxes(4)	12,526	13,528	10,694	8,941	7,782	50,152	40,945
Realized carried interest allocations	(31,665)	(73,607)	(22,469)	(16,320)	(18,693)	(200,718)	(131,089)
Realized performance fee-related compensation(5)	5,086	41,735	13,630	11,726	12,755	91,208	79,846
Realized investment income	(1,831)	(1,969)	(2,104)	(673)	(757)	(8,499)	(5,503)
Incentive fees	(5,588)	—	(5,365)	(2,980)	(1,318)	(11,593)	(9,663)
Deferred incentive fees	4,373	—	(3,683)	—	(209)	(1,438)	(3,892)
Non-GAAP interest income(6)	(8)	(11)	(356)	(701)	(658)	(337)	(1,726)
Interest expense	476	587	817	1,111	1,674	1,113	4,189
Adjusted other (income) loss(6)(7)	40	1,104	634	(358)	(46)	1,311	1,334
Net income attributable to non-controlling interests in subsidiaries(1)	8,759	8,116	9,985	10,802	10,151	28,100	39,054
Fee-related earnings	$35,882	$36,617	$39,044	$42,701	$37,796	$122,242	$156,158
_______________________________
(1)Reflects the portion of pre-tax adjusted net income of our subsidiaries attributable to non-controlling interests:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Fee-related earnings attributable to non-controlling interests in subsidiaries	$8,458	$8,514	$10,149	$10,167	$9,843	$27,583	$38,673
Non fee-related earnings (losses) attributable to non-controlling interests in subsidiaries	301	(398)	(164)	635	308	517	381
Net income attributable to non-controlling interests in subsidiaries	$8,759	$8,116	$9,985	$10,802	$10,151	$28,100	$39,054
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction.

(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Transaction costs	$427	$3	$—	$6,812	$38	$14,247	$6,853
Lease remeasurement adjustments	—	—	(2,709)	—	—	—	(2,709)
Accelerated depreciation of leasehold improvements for changes in lease terms	—	—	210	631	631	—	1,472
Severance costs	1,518	44	134	42	73	1,625	293
(Gain) loss on change in fair value for contingent consideration obligation	7,976	3,256	4,704	1,989	(588)	9,600	9,361
Compensation paid to certain employees as part of an acquisition earn-out	788	647	606	478	579	788	2,310
Total non-core operating income and expenses	$10,709	$3,950	$2,945	$9,952	$733	$26,260	$17,580
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax adjusted net income:

	Three Months Ended					Year Ended March 31,
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.3%	1.5%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.3%	22.5%	22.3%
The decrease in the blended statutory rate for fiscal 2023 compared to fiscal 2022 was due to updates in our state apportionment. The three months ended March 31, 2022 reflect a true-up to adjust fiscal 2022 to a blended statutory rate of 22.5%.
(5)Includes carried interest-related compensation expense related to the portion of net carried interest allocation revenue attributable to equity holders of the Company’s consolidated subsidiaries that are not 100% owned:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Realized carried interest-related compensation	$1,307	$4,397	$2,412	$2,208	$2,358	$1,804	$11,375
(6)Excludes the impact of consolidating the Consolidated Funds.
(7)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($244 thousand and $4,951 thousand for the three months ended March 31, 2023 and 2022, respectively, and $244 thousand and $3,560 thousand in fiscal 2023 and fiscal 2022, respectively).

Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units and Class C units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted shares outstanding. We believe ANI per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted shares outstanding used in the computation of ANI per share.

	Three Months Ended					Year Ended March 31,
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023
Adjusted net income	$43,714	$47,134	$37,261	$31,153	$27,115	$172,943	$142,663

Weighted-average shares of Class A common stock outstanding – Basic	60,792,227	61,144,139	61,407,834	62,192,899	62,805,788	49,833,760	61,884,671
Assumed vesting of RSUs	982,028	798,326	913,479	457,818	524,576	1,289,809	669,966
Assumed vesting and exchange of Class B2 units	2,464,736	2,448,833	2,466,194	2,486,197	2,501,045	2,476,681	2,475,501
Exchange of Class B units in the Partnership(1)	47,495,784	47,146,840	46,889,995	46,662,062	46,420,141	52,028,095	46,780,724
Exchange of Class C units in the Partnership(2)	2,928,824	2,928,824	2,928,824	2,852,187	2,514,085	1,563,316	2,807,243
Adjusted shares	114,663,599	114,466,962	114,606,326	114,651,163	114,765,635	107,191,661	114,618,105

Adjusted net income per share	$0.38	$0.41	$0.33	$0.27	$0.24	$1.61	$1.24
_______________________________
(1)Assumes the full exchange of Class B units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement.
(2)Assumes the full exchange of Class C units in the Partnership for Class A common stock of SSG pursuant to the Class C Exchange Agreement.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business.
Fee-Earning AUM

	Three Months Ended					Year Ended March 31,		Percentage Change
(in millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	2022	2023	vs. FQ4'22
Separately Managed Accounts
Beginning balance	$45,899	$49,586	$52,198	$52,881	$53,420	$40,561	$49,586	16%
Contributions(1)	5,150	3,371	1,760	2,149	2,378	11,839	9,658	(54)%
Distributions(2)	(1,398)	(445)	(588)	(2,178)	(997)	(3,235)	(4,208)	(29)%
Market value, FX and other(4)	(65)	(314)	(489)	568	544	421	309	na
Ending balance	$49,586	$52,198	$52,881	$53,420	$55,345	$49,586	$55,345	12%

Focused Commingled Funds
Beginning balance	$25,333	$25,587	$26,352	$27,236	$29,565	$11,447	$25,587	17%
Contributions(1)	1,088	1,160	1,139	2,497	713	4,364	5,509	(34)%
Distributions(2)	(814)	(382)	(304)	(168)	(308)	(1,564)	(1,162)	(62)%
Acquisitions(3)	—	—	—	—	—	11,407	—	na
Market value, FX and other(4)	(20)	(13)	49	—	116	(67)	152	na
Ending balance	$25,587	$26,352	$27,236	$29,565	$30,086	$25,587	$30,086	18%

Total
Beginning balance	$71,232	$75,173	$78,550	$80,117	$82,985	$52,008	$75,173	16%
Contributions(1)	6,238	4,531	2,899	4,646	3,091	16,203	15,167	(50)%
Distributions(2)	(2,212)	(827)	(892)	(2,346)	(1,305)	(4,799)	(5,370)	(41)%
Acquisitions(3)	—	—	—	—	—	11,407	—	na
Market value, FX and other(4)	(85)	(327)	(440)	568	660	354	461	na
Ending balance	$75,173	$78,550	$80,117	$82,985	$85,431	$75,173	$85,431	14%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Fiscal 2022 includes $11.4 billion of focused commingled funds added as a result of the Greenspring acquisition.
(4)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	vs. FQ4'22
FEAUM
Private equity	$40,396	$41,944	$42,781	$45,048	$45,766	13%
Real estate	4,824	5,417	5,367	5,541	6,030	25%
Infrastructure	17,737	18,395	18,592	18,314	19,274	9%
Private debt	12,216	12,794	13,377	14,082	14,361	18%
Total	$75,173	$78,550	$80,117	$82,985	$85,431	14%

Separately managed accounts	$49,586	$52,198	$52,881	$53,420	$55,345	12%
Focused commingled funds	25,587	26,352	27,236	29,565	30,086	18%
Total	$75,173	$78,550	$80,117	$82,985	$85,431	14%

AUM(1)
Private equity	$75,593	$75,683	$72,169	$70,868	$71,611	(5)%
Real estate	10,546	10,938	11,516	11,372	12,891	22%
Infrastructure	26,027	26,285	27,749	27,324	27,285	5%
Private debt	22,326	23,631	23,583	24,437	26,592	19%
Total	$134,492	$136,537	$135,017	$134,001	$138,379	3%

Separately managed accounts	$78,615	$79,504	$78,625	$77,797	$82,243	5%
Focused commingled funds	43,866	44,658	43,928	43,289	43,062	(2)%
Advisory AUM	12,011	12,375	12,464	12,915	13,074	9%
Total	$134,492	$136,537	$135,017	$134,001	$138,379	3%

Advisory AUA
Private equity	$227,593	$234,368	$239,640	$239,270	$242,461	7%
Real estate	149,492	156,851	162,691	164,072	171,668	15%
Infrastructure	43,633	45,000	47,538	47,833	50,700	16%
Private debt	15,177	15,661	16,831	16,823	17,362	14%
Total	$435,895	$451,880	$466,700	$467,998	$482,191	11%

Total capital responsibility(2)	$570,387	$588,417	$601,717	$601,999	$620,570	9%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to 100 days, or 114 days at the fiscal year-end, following the prior period end. When NAV data is not available 100 days, or 114 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under management, or “AUM”, primarily reflects the assets associated with our SMAs and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of March 31, 2023 reflects final data for the prior period (December 31, 2022), adjusted for net new client account activity through March 31, 2023. NAV data for underlying investments is as of December 31, 2022, as reported by underlying managers up to 114 days following December 31, 2022. When NAV data is not available 114 days following December 31, 2022, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under advisement, or “AUA”, consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of March 31, 2023 reflects final data for the prior period (December 31, 2022), adjusted for net new client account activity through March 31, 2023. NAV data for underlying investments is as of December 31, 2022, as reported by underlying managers up to 114 days following December 31, 2022. When NAV data is not available 114 days following December 31, 2022, such NAVs are adjusted for cash activity following the last available reported NAV.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Fee-earning AUM, or “FEAUM”, reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value.

Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once this capital is invested or activated.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
StepStone Funds refer to focused commingled funds and separately managed accounts of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Private Wealth Transaction refers to new arrangements entered into by which certain members of the StepStone Group Private Wealth LLC (“SPW”) team received a profits interest in SPW and concurrently entered into an option agreement which provides that, (i) we have the right to acquire the profits interest at the end of any fiscal quarter after June 30, 2027, in exchange for payment of a call price and (ii) the SPW management team, through an entity named CH Equity Partners, LLC (formerly known as Conversus Holdings LLC), has the right to put the profits interest to us on June 30, 2026 or at the end of any fiscal quarter thereafter, in exchange for payment of a put price.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.